BIOSHIELD TECHNOLOGIES, INC.
                          Proxy for 2001 Annual Meeting
                This Proxy is Solicited by the Board of Directors

         KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of BioShield Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Timothy C. Moses (with full power to act alone), my (our) true and lawful attorney(s) with full power of substitution, for me (us) and in my (our) name, place and stead to vote all the Common Stock of said Company, standing in my (our) name on the books on the record date, November 12, 2001, at the Annual Meeting of its Stockholders to be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasanthill Road, Duluth, Georgia 30096, on December 21, 2001, at 2:00 p.m., local time, or at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present.

         This Proxy, when properly executed, will be voted as directed below. In the absence of any direction, the shares represented hereby will be voted for the (a) election of the nominees listed, (b) ratification of the appointment of the auditors, (c) approval of the proposal to reincorporate the Company in Delaware and (d) approval of the proposal to increase authorized shares of common stock of the Company.

[ ] Please mark your votes in this example.

1. Election of Directors, Election of the five nominees, Timothy C. Moses, Angela B. Howell, Dr. Rodothea Milatou, Alan Lango and Dr. Kevin Smith

            [ ] For All Nominees               [ ] Withhold From All Nominees

The Board of Directors recommends a vote FOR the Nominees. If you do not wish your shares voted FOR a particular nominee, draw a line through that person's name above.

2. Approval of the appointment of Feldman Sherb & Co., P.C., as independent auditors of the Company for the fiscal year ending June 30, 2002.

            [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

3. Approval of the proposal to adopt the BioShield Technologies, Inc. 2002 Stock Option Plan

            [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

4. Approval of the proposal to increase authorized shares of common stock of the Company

            [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                          SIGNATURE(S) ________________________

                                                       ------------------------

                                          DATE ________________________________

NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                          BIOSHIELD TECHNOLOGIES, INC.
                      4405 International Blvd., Suite B109
                             Norcross, Georgia 30093




                                                          November 20, 2001


Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting (the "Annual Meeting") of Stockholders of BioShield Technologies, Inc. (the "Company"), which will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasanthill Road, Duluth, Georgia 30096, on December 21, 2001, commencing at 2:00 p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Annual Meeting, you will be asked to (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) consider and act upon the proposal to adopt the BioShield Technologies, Inc. 2002 Stock Option Plan,
(4) consider and act upon the proposal to increase authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares and (5) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                           Yours sincerely,




                                           Timothy C. Moses
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                          BIOSHIELD TECHNOLOGIES, INC.
                      4405 International Blvd., Suite B109
                             Norcross, Georgia 30093
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of BioShield Technologies, Inc., a Georgia corporation (the "Company"), will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasanthill Road, Duluth, Georgia 30096, on December 21, 2001, at 2:00 p.m. (local time) for the purpose of considering and voting upon the following matters:

          (1) To elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002;

         (3) To consider and act upon a proposal to adopt the BioShield Technologies, Inc. 2002 Stock Option Plan;

         (4) to consider and act upon the proposal to increase authorized shares of common stock of the Company from 50,000,000 shares to 100,000,000 shares; and

         (5) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001, Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on November 12, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Annual Meeting. It is important to you and the Company that your shares be voted at the Annual Meeting.

                                           By Order of the Board of Directors



                                           Timothy C. Moses
                                           Chairman of the Board,
                                           Chief Executive Officer and President
November 20, 2001


                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          BIOSHIELD TECHNOLOGIES, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2001

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of BioShield Technologies, Inc. , a Georgia corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasanthill Road, Duluth, Georgia 30096, on December 21, 2001, at 2:00 p.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on November 12, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 (the "Annual Report"), are being sent or given to the stockholders on or about November 12, 2001.

         At the Annual Meeting, the Stockholders of the Company will be asked to: (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) consider and act upon the proposal to adopt the BioShield Technologies, Inc. 2002 Stock Option Plan, (4) consider and act upon the proposal to increase authorized shares of Company common stock from 50,000,000 to 100,000,000 shares and (5) transact such other business as may properly come before the meeting and any adjournments thereof.

         The executive office of the Company is located at 4405 International Blvd., Suite B109, Norcross, Georgia 30093. The Company's telephone number is 770-925-3653.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

Solicitation of Proxies

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect five directors to the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) adopt the BioShield Technologies, Inc. 2002 Stock Option Plan; (4) increase authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares and
(5) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

Revocation of Proxies

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 4405 International Blvd., Suite B109, Norcross, Georgia 30093,
Attention: Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

Voting Securities and Beneficial Ownership

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on November 12, 2001, there were 36,465,776 shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy. Cumulative voting for the nominees for directors is not permitted. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         Ratification of Proposals 2, 3 and 4 each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no other effect on the vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding beneficial ownership of the Common Stock as of November 12, 2001 (except where otherwise noted) with respect to (a) each person known by the Registrant to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Registrant, (c) the Registrant's executive officers and (d) all officers and directors of the Registrant as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. The title of class of all securities indicated below is Common Stock with no par value per share.

                                        No. Of Shares          Percentage of
                                         Beneficially         Shs. Beneficially
Name and Address of Beneficial Owner        Owned (1)                  Owned (1)

Timothy C. Moses                         3,414,836 (2)                  9.11%
405 N. Errol Court
Atlanta, GA   30327

Angela B. Howell                           284,286 (3)                   *%
65 Village Way
Lawrenceville, GA   30045

Dr. Rodothea Milatou                       206,666 (4)                   *%
5525 New Wellington Close
Atlanta, GA   30327

Allan Lingo                                250,000 (5)                   *%
3451 Mark Hall Drive
Marietta, GA   30062

Dr. Kevin Smith                            207,334 (6)                   *%
5525 New Wellington Close
Atlanta, GA   30327

Adam Wasserman (8)                            -                          --
1643 Royal Grove Way
Weston, FL 33327

All directors and officers as
 a group (five persons)                  4,363,122 (7)                 11.40%

* Represents less than 1% of the 36,465,776 shares outstanding as of November 12, 2001.

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.
(2) Includes 1,000,000 shares which may be acquired upon exercise of options issued in September 2001 in accordance with the Company's 2001 Non-Statutory Stock Option Plan, which options expire 180 days from date of issuance.
(3) Includes 200,000 shares which may be acquired upon exercise of options issued in July 2001 in accordance with 1996 Directors' Stock Option Plan, which options expire 12 months from date of issuance.
(4) Includes 200,000 shares which may be acquired upon exercise of options issued in July 2001 in accordance with 1996 Directors' Stock Option Plan, which options expire 12 months from date of issuance.
(5) Includes 200,000 shares which may be acquired upon exercise of options issued in July 2001 in accordance with 1996 Directors' Stock Option Plan, which options expire 12 months from date of issuance.
(6) Includes 200,000 shares which may be acquired upon exercise of options issued in July 2001 in accordance with 1996 Directors' Stock Option Plan, which options expire 12 months from date of issuance.
(7) Includes an aggregate of 1,800,000 shares issuable upon option exercise referred to in footnotes 2-6 inclusive hereto.
(8) On October 19, 2001 Mr. Wasserman assumed the position of part-time CFO /Controller.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than twenty-one unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of five persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

         The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting currently intended to be held in late 2002, and until their successors are elected and qualify. Each nominee is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:

                                           Principal Occupation
                                             During Past Five                     Number of Common        Percentage
                                             Years Or More and        Director    Shares Beneficially      of Shares
Name                          Birth         Other Directorships         Since     Owned on 11/5/01        Outstanding
----                       ------------     -------------------        -------- -------------------       -----------
Timothy C. Moses               7-2-56            See below              6/1995          (a)                   9.11%
Angela B. Howell               3-31-48           See below             12/2000          (a)                       %
Dr. Rodothea Milatou           8-10-54           See below             12/2000          (a)                       %
Alan Lingo                     11-14-55          See below             12/2000          (a)                       %
Dr. Kevin Smith                4-15-57           See below             3/2001           (a)                       %

(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers as reported and reflected hereinabove under the section entitled "Security Ownership of Certain Beneficial Owners and Management".

* Represents less than 1% of the 36,465,776 shares outstanding as of November 12, 2001.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

Nominees

         The following information is submitted concerning the nominees for election as directors:

         Timothy C. Moses, a Director and Founder, is the Company's Chairman, President, and Chief Executive Officer, and Director of Marketing and Sales. For over a decade, Mr. Moses has been an independent businessman and entrepreneur. His career has spanned from sales and marketing to Director of Securities and Investment. He has developed knowledge in the chemical and chemical siloxane industry and business since leaving his former employer, Dow Corning Corporation in 1986, where he acted as liaison between management and technical sales in the role of new product planning and launches. As President of his former company, DCI, Inc. a silicone and siloxane based technology company; Mr. Moses was instrumental in seeking and raising of investment capital as well as Director of Marketing and Sales to clients on a direct basis. Mr. Moses co-developed a new antimicrobial silicone based coating system for textile applications and coordinated sales from the (EEC) European Economic Community countries to the United States. Mr. Moses is also a co-inventor of three inventions for which patent applications have been filed by the Company on its core antimicrobial technologies. Mr. Moses is a graduate of a division of Georgia Institute of Technology where he received his B.S. degree in 1980.

         Angela B. Howell, a Director (since December 2000 and a nominee to the Company's Board) is Corporate Secretary, Treasurer and Director of Human Resources. Previously, Mrs. Howell was very active in the Human Resources area, for both the Ivex Corporation and Saab Cars USA, Inc. Mrs. Howell also worked in the customer service area of Atlanta Gas Light Company for many years dealing with customers and the Public Service Commission. She is a graduate of Springfield College where she received her bachelor's degree in Business Administration, and in 2000 received her Certification in Human Resources. Early in her career, Mrs. Howell was in partnership in her family restaurant in the financial area.

         Dr. Rodothea Milatou, MD, MPH became a member of the Board of Directors in December 2000 and is a nominee to the Company's Board. She is the Medical Director for HealthSouth in the Atlanta area. Dr. Milatou graduated from Spartan Health Sciences University in 1986 and completed her Residency Program in Occupational Medicine at the University of Utah, Rocky Mountain Center for Occupational and Environmental Health and her Masters program in Public Health at the Medical College of Wisconsin. Dr. Milatou served as a Researcher in Occupational Medicine and Toxicology at the National Institute for Working Life in Stockholm, Sweden (1995-1997) and has published extensively. Dr. Milatou has been practicing Occupational Medicine since 1991.

         Alan Lingo started with Bioshield Technologies at its inception and was the first employee outside the founders. Mr. Lingo, a Director since December 2000 and is a nominee to the Company's Board. Alan helped institute the demand for the product throughout the country in the early years. He first served as the Recreational Specialty Business Manager. He sold to the Marine, Recreational Vehicle Industry, and Specialty marketplace. He was instrumental in developing the market place for the product prior to the new EPA registrations and present day patents. His expertise of Bioshield technology is only surpassed by the founders themselves. Mr. Lingo was employed with the Company through the time of its becoming a public entity. At that time he returned to a Computer technology Sales related business which he owns and operates in Georgia. He attended Troy State University and studied government and computer technology.

         Dr. Kevin Smith has been a Director since March 2001 and is a nominee to the Company's Board. He is a practicing physician, and has held a number of positions in the field of occupational health and safety. Dr. Smith grew his practice to become the largest provider of occupational health in the state of Iowa and eventually merged that practice into Concentra. In addition, Dr. Smith started and acquired several occupational health practices, which he eventually sold to HealthSouth. Dr. Smith is Board Certified in the field of occupational health. Dr. Smith has also served on the faculty of Yale, Drake and Emory University. Dr. Smith received his M.D. from the Universidad Central del Este School of Medicine in San Pedro de Marcoris, Dominican Republic.

Vote Required for Approval

         The five nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
               FOR EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS

Compensation of Directors

         Directors of the Company do not receive any compensation from the Company for services rendered in such capacities.

Board and Committee Meetings

         During the fiscal year which ended June 30, 2001, there were 3 meetings of the current Board of Directors. All of the incumbent directors attended 1 of such meetings while 4 of the five Board members attended the other 2 meetings.

         The Board of Directors has responsibility for establishing broad corporate policies and for overseeing the performance of the Registrant. Members of the Board of Directors are kept informed of the Registrant's business by various reports and/or documents sent to them in anticipation of Board meetings as well as by operating and financial reports presented at Board meetings.

         The Board does not currently have a standing nominating or compensation committee or any committee or committees performing similar functions, but acts, as a whole, in performing the functions of such committees.

Audit Committee

         The Company has an Independent Audit Committee whose current members consist of Dr. Rodothea Milatou, Dr. Kevin Smith and Alan Lingo, each of whom are nominees to the Company's Board of Directors. The Company's Board adopted a written charter for the Audit Committee on or about February 20, 2001. A copy of such written charter appears as an Appendix to this Proxy Statement. Its aforesaid members may be deemed independent as determined by NASD Rule 4200(a)(15), Such Audit Committee reviewed and discussed the Company's audited financial statements for fiscal year ended June 30, 2001 with management and also discussed with the Company's independent auditors those matters required to be discussed by SAS 61 and received the written disclosure and letter from such independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the latter's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year ended June 30, 2001 for filing with the SEC.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer can be found herein under the section entitled "Election of Directors".

                             EXECUTIVE COMPENSATION

Employment Agreements

                  In December of 2000 the Company entered into a new 5 year full time employment agreement ("Agreement") with its President, Timothy C. Moses, which Agreement replaces that previously entered into in January 1998. The Agreement provides for a base annual salary of $250,000 with an annual year end bonus of no less than 30% of base and up to 100% of base (as determined by the Company's Board of Directors) and/or up to $2,000,000 in Stock Incentive Plan. The foregoing sets forth certain pertinent terms and conditions of the Agreement but does not purport to be a complete summary thereof. The complete Agreement has been filed by the Company with the SEC as Exhibit 10.146 to the Company's Form 8-K with date of report of December 6, 2000 as filed January 4, 2001.

         In December of 2000 the Company entered in a written l year full time employment agreement with Angela B. Howell, its Secretary-Treasurer, with the expectation that at the end of its term the parties will agree upon a 1 year extension based upon a performance review. The initial salary was $55,000 per annum and was increased to $60,000 per annum effective March 31, 2001. In addition, Ms. Howell received 50,000 options to purchase a like number of shares at $0.1875 per share and has the right to receive an additional 25,000 options to purchase a like number of shares at the same exercise price on the 1 year anniversary date of the employment agreement.

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information for the years ended

June 30, 2000 and 2001 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Registrant and the four other most highly compensated executive officers of the Registrant as of June 30, 2001 (the "Named Executive Officers") excepting that no information is provided for those Company executive officers whose annual compensation was not in excess of $100,000 for services rendered during the fiscal years indicated.

                             Annual Compensation                         Long-Term Compensation
                               Fiscal                           Other Annual      Stock         All Other
Name and Principal Position    Year     Salary      Bonus       Compensation     Options      Compensation

Timothy C. Moses               2000     $250,000       -           $18,600          -              -
Chairman of the Board,         2001     $125,000   2,000,000 Shs.     -          164,836 (1)       -
President, Chief Executive                        per agreement(2)
Officer and Director

Jacques Elfersy                2000     $250,000       -           $18,600          -              -
Former Co-Chairman of the      2001     $125,000       -              -          375,922 (3)       -
Board, Executive Vice
President and Director

Edward U. Miller               2001     $200,000       -              -             -              -
Former Chief Operating Officer
and Director

((1) Represents 164,836 options granted on April 27, 2001 and exercised at $0.35 per share with $57,692 in accrued salaries being applied against stock option exercise.
(2) Represents 2,000,000 options granted on April 27, 2001 and exercised at $0.05 per share in accordance with terms and conditions of December 1, 2000 employment agreement referred to in Item 10 hereof.
(3) Represents 375,922 options granted on July 23, 2001 and exercised at $0.18 per share with $67,666 in accrued salaries being applied against stock option exercise.

"Broadly Based" 2001 Non-Statutory Stock Option Plan

         On February 19, 2001, the Board of Directors adopted the Company's 2001 Non-Statutory Stock Option Plan (the "2001 Plan").

         The stated purpose of the 2001Plan is to provide directors, officers and employees of, and consultants to the Company and its subsidiaries, if any, with additional incentives by increasing their ownership interests in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the 2001 Plan. Options may also be granted to directors who are not employed by the Company and consultants providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or a consultant to the Company and its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or consultant status.

         The maximum number of options that may be granted under the 2001 Plan, as amended to date, are options to purchase up to 14,000,000 shares of Common Stock. As of September 30, 2001 11,261,118 options under such 2001 Plan have been granted.

         As relates to the aforesaid 2001 Plan, the Company filed Registration Statements on April 30, 2001 and September 5, 2001 under SEC File Nos. 333-59810 and 333-68966 respectively. Each of such Registration Statements included as a part thereof and as Exhibits 4 and 99 thereto the 2001 Plan and Prospectus therefore, respectively.

         With respect to the term "Broadly Based" it was the intention of the Company that the Plan comply, in all respects, with what is referred to as a "Broadly Based Plan" in Nasdaq Marketplace Rule 4350(i)(1)(A) and such other sections in the Nasdaq Marketplace Rules as may be applicable to "Broadly Based Plans". To be a "Broadly Based" plan:

         a. Less than fifty percent (50%) of all options issued under the Plan shall be issued to officers and directors of the Company; "officers" and "directors" being defined in the same manner as defined in Section 16 of the Securities Exchange Act of 1934 and
         b. "Broadly Based" as defined means that at the end of three (3) years from the date of the Plan as amended at least fifty one percent (51%) of all options granted thereunder shall have been granted to "rank and file" personnel of the Company (i.e., persons who are not officers and directors as defined in "a" above) and that at the anniversary date of each succeeding year no less than 51% of all options granted shall have been granted to the aforesaid "rank and file".

         For further and more specific information with respect to either of the aforesaid Registration Statements and the Plan and Prospectus filed as exhibits therewith - all of which was filed with the SEC utilizing the Edgar system - complete text with respect to same may be found on the SEC's web site at http://www.sec.gov.

         As of September 30, 2001, and in accordance with the above, officers and directors of the Company had received approximately 29% of all options issued under such Plan.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board of Directors, the members of which are Timothy C. Moses, Angela B. Howell, Dr. Rodothea Milatou, Alan Lingo and Dr. Kevin Smith, has furnished the following report on executive compensation:

To: The Stockholders of BioShield Technologies, Inc.

         The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executives position, the past performance of the specific executive and the goals of management. To the extent practicable, the Board has established certain principals (applying equally to the Company's President and all other executive officers) so as to provide the frame work for the Company's compensation program. Such principals involve offering a competitive compensation package that will attract the best talent to the Company; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary to achieve Company objectives and long-term stockholder value. In that respect the Board attempts to evaluate the Company's performance relative to its competitors and its progress towards achieving both short and long term business goals.

         With these generalized principals in mind the Board's goal is to develop executive compensation policies and programs (taking into account available resources) which are consistent with the strategic objectives of growing the Company's business and maximizing stockholder value.

         The Board believes that, amongst other factors, enhancing revenue growth and improving cash flows should be recognized when considering compensation levels as well as any significant improvements in overall effectiveness, productivity and/or return on investment.

         Base salaries for executives (including the Company's President) are set at levels (where practicable and where funds are available) which are intended to reflect the competitive marketplace for companies that are of comparable size and complexity that would be considered competitors in attracting and retaining quality executives as well as upon job responsibilities, level of experience, overall business performance and individual contributions to the Company. Salaries of the named officers (including the Company's President) are reviewed with an assessment made of each executive's performance. The

Board believes that leadership and motivation of the Company's executives (especially its President) are critical to establishing the Company's goal towards preeminence both in the marketplace and as a long term investment for stockholders. The employment agreements for Timothy C. Moses and Angela B. Howell set salary levels which attempt to adequately compensate these individuals with salaries that are commensurate with their abilities and are comparable to those paid by competitors within the industry. Such salaries are, however, limited, to an extent, by availability of Company resources (without creating material cash flow difficulties).


         The factors and criteria upon which the Company's Chief Executive Officer's ("CEO") compensation is based are as indicated above. Such factors are not directly related (by any set formula or otherwise) to the results of the Company's performance but rather are related to the responsibilities assumed and efforts extended by the Company's President for and on behalf of the Company so as to enable the Company to achieve its long term objectives. Such objectives relate primarily to the attempt to achieve and maintain preeminence in the antimicrobial technology industry. Where directors believe that sufficient funds are not immediately available to compensate the Company's CEO in the manner intended and referred to in the preceding paragraph, the Board may authorize the issuance of restrictive common stock of the Company and/or options to purchase shares and/or some combination thereof, i.e. to reward such President's efforts.

         The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Timothy C. Moses' compensation was not specifically tied to any measures of return on equity or earnings targets.

         The foregoing report has been furnished by:

                                                     Timothy C. Moses
                                                     Angela B. Howell
                                                     Dr. Rodothea Milatou
                                                     Alan Lingo
                                                     Dr. Kevin Smith

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return (including reinvested dividends) of the Nasdaq Composite Index and the Standard & Poor's 500 Index, for the period commencing May 24, 1999*, when the Company's Common Stock began publicly trading and ending June 30, 2001. The graph is based on an initial investment of $100.

                       Stock Performance Graph and Table
                            Comparison of Three-Year
                         Cumulative Total Returns Among
              BioShield Technologies, Inc., Nasdaq Composite Index
                                and S&P 500 Index

                          BioShield
Measurement Period      Technologies,   Nasdaq Composite   Standard & Poor's
(Fiscal Year Covered)       Inc.             Index            500 Index
---------------------   ------------   -----------------   -----------------
June 30, 1999               100.00           100.00             100.00
June 30, 2000                65.31           147.65             105.97
June 30, 2001                 1.20            80.43              89.20


* From September 30, 1998, the effective date of the Company's initial public offering, until March

         30, 1999, its common stock was traded in the form of Units with each Unit consisting of two shares of common stock and two warrants. From May 24, 1999 until delisting on May 8, 2001 the Company's common stock was traded on the NASDAQ SmallCap market. The above referenced warrants are no longer outstanding.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Timothy C. Moses (Chairman of the Board of Directors, President and Chief Executive Officer) and Angela B. Howell (Secretary, Treasurer and Director). No executive officer of the Company served as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

                              CERTAIN TRANSACTIONS

         As of June 30, 2001, the Company had borrowed funds from Tim Moses and Jacques Elfersy, amounting to $154,000. The loans are non-interest bearing and payable on demand.

         During 2000, Jacques Elfersy contributed $100,000 to additional paid-in capital of the Company without further consideration.

         See also Summary Compensation Table and footnotes thereto for information regarding options granted to certain current and former officers of the Company during fiscal year ended June 30, 2001 as well as Security Ownership of Certain Beneficial Owners and Management and the footnotes thereto for further information with respect to issuance of options to the Company's President as well as information with respect to options issued to each of the Company's other four officers and/or directors.

         See also Executive Compensation - Employment Agreements and also Note 6 to Financial Statements included in accompanying Annual Report; the latter with respect to Termination Agreement between the Company and its former Executive Vice President, Jacques Elfersy.

           PROPOSAL NO. 2 - PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
                    SELECTION OF FELDMAN SHERB & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On January 29, 2001 the Board of Directors selected Feldman Sherb & Co. P.C. as the Company's auditors. Feldman Sherb & Co., P.C. has audited the books records and accounts of the Company for the fiscal years ended June 30, 1999, 2000 and 2001. Representatives of Feldman Sherb are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

Audit Firm Fee Summary

         During Fiscal 2001, the Company retained Feldman Sherb & Co., P.C. to provide services in the following categories and amounts:

         Audit Fees

         Feldman Sherb & Co., P.C. billed the Company an aggregate of $90,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and financial statements included in each of the Company's Quarterly Reports on Form 10- QSB during the fiscal year ended June 30, 2001.

         Financial Information Systems Design and Implementation Fees

         The Company did not engage Feldman Sherb & Co., P.C. for professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

         All Other Fees

         Feldman Sherb & Co., P.C. did not bill the Company any fees for professional services related to tax compliance. The Company did not engage Feldman Sherb & Co., P.C. for professional services related to consulting services for the fiscal year ended June 30, 2001.

Vote Required for Approval

         Ratification of the selection of Feldman Sherb & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
              & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE
               COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR
                              ENDED JUNE 30, 2002.

          PROPOSAL NO. 3 - APPROVALOF THE BIOSHIELD TECHNOLOGIES, INC.
                             2002 STOCK OPTION PLAN

         The Board of Directors in October 2001 adopted the Company's 2002 "Broadly Based" Non- Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2002 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

Summary Description of the BioShield Technologies, Inc. 2002 "Broadly Based" Non-Statutory Stock Option Plan

         The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The maximum number of options that may be granted under this Plan shall be options to purchase 7,000,000 shares of Common Stock.

         The Board of Directors of the Company or a Compensation Committee will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and
(c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 10% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors.

Definition of "Broadly Based"

         The term "Broadly Based" as used in the Plan complies with what is referred to as a "Broadly Based Plan" in Nasdaq Marketplace Rule 4350(i)(1)(A) and such other sections in the Nasdaq Marketplace Rules as may be applicable to "Broadly Based Plans". To be a "Broadly Based" plan:

         a. Less than fifty percent (50%) of all options issued under the Plan shall be issued to officers and directors of the Company; "officers" and "directors" being defined in the same manner as defined in Section 16 of the Securities Exchange Act of 1934 and

         b. "Broadly Based" as defined means that at the end of three (3) years from the date of the Plan as amended at least fifty one percent (51%) of all options granted thereunder shall have been granted to "rank and file" personnel of the Company (i.e., persons who are not officers and directors as defined in "a" above) and that at the anniversary date of each succeeding year no less than 51% of all options granted shall have been granted to the aforesaid "rank and file".

Federal Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

         The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

         Additionally, the following tax effects on Stock Option Plan participation may be considered:

         Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

         Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

         Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of 1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
            AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR

              THE ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

               PROPOSAL NO. 4 - INCREASE THE AUTHORIZED SHARES OF
               COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES
                              TO 100,000,000 SHARES

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for an increase of the number of shares of common stock which the Company shall be authorized to issue from 50,000,000 to 100,000,000.

         As of the close of business on November 12, 2001 there were 36,390,776 shares of common stock outstanding. In addition the Company currently has reserved shares of common stock for issuance upon (a) the exercise of warrants that are outstanding; (b) the conversion of outstanding exchangeable preferred stock and (c) for issuance upon the exercise of options. The Company would be further obligated to have available for issuance 7,000,000 shares of common stock upon the exercise of stock options which may be issued if Proposal 3 entitled "Approval of the BioShield Technologies, Inc. 2002 Stock Option Plan" is approved.

         As of November 12, 2001 the Company had reserved for issuance and has obligations for the issuance of the aforesaid shares of common stock exclusive of the potential additional 7,000,000 shares which will necessarily have to be reserved if Proposal 3 is approved by shareholders.

         Accordingly, as of November 12, 2001 (i) the number of shares of common stock issued plus the number of shares of common stock reserved for issuance and obligated for issuance is quite close to the number of shares of common stock available for issuance and (iii) there are relatively few additional shares of common stock available for issuance in connection with any potential future financings, any refinancing of outstanding securities and/or for any other matters.

         In the past the Company had raised capital to furnish its proposed growth primarily through utilization of equity line of credit and the sale and issuance of a series of convertible or exchangeable preferred shares. Due to the fact that a significant percentage of authorized shares have been issued as referred to above (and a significant number of shares reserved for issuance pursuant to warrants, convertible preferred agreements and Stock Option Plans), the number of authorized, non-designated or reserved shares of common stock to be available for issuance by the Company in the future (for financing purposes or otherwise) necessitates an increase in authorized shares. Hence, much of the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of common stock would otherwise be lost absent an increase in authorized shares.

         The Board of Directors recommends the proposed increase in the authorized number of shares of common stock to insure that a sufficient number of authorized and unissued shares is available (i) to raise additional capital for the operations of the Company, if and when needed and (ii) for the financing of the acquisition of any businesses if the opportunities therefore were to occur in the future. As of the date hereof, the Company has no plans or arrangements for the issuance of any additional shares of common stock proposed to be authorized. Assuming stockholder approval of this Proposal and if the opportunity arises in the future, such newly authorized shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation, its By-laws and/or by any regulatory agency including the Nasdaq rules. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to this proposal have any preemptive rights.

         Notwithstanding the fact that, as heretofore indicated, the Company has no current plans for the issuance of the additional shares of common stock proposed to be authorized if such proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity and/or debt offering of common stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring businesses or assets or otherwise.

         The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of common stock.

         The authorization to issue the additional shares of common stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's common stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult.

         If the increase in common stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date a Certificate of Amendment is filed with the Secretary of State of the State of Georgia (the Company's state of incorporation). The section of the Certificate of Incorporation that is being amended is annexed hereto as Exhibit B.

Vote Required For Approval

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the Increase in Authorized Common Stock Proposal.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
            AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                      THE INCREASE IN COMMON STOCK PROPOSAL

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.


               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2002
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2002 Annual Meeting will be held in late November 2002 and that the proxy materials for the 2002 Annual Meeting will be mailed in late October 2002. If any stockholder wishes a proposal to be considered for inclusion in the 2002 Proxy Statement, this material must be received by the Chief Executive Officer no later than September 1, 2002.

                                  ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended June 30, 2001 is being mailed on or about November 20, 2001, together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each stockholder of record on November 12, 2001.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                           By Order of the Board of Directors



                                           Timothy C. Moses
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

Norcross, Georgia
November 20, 2001

                                  EXHIBIT INDEX

Number                             Description

Exhibit A          2002 "Broadly Based" Non-Statutory Stock Option Plan

Exhibit B          Section of Certificate of Incorporation that is being amended

Appendix           Audit Committee Charter

                                    Exhibit A

                          BioShield Technologies, Inc.
                      2002 NON-STATUTORY STOCK OPTION PLAN


1.       Purpose of this Plan.

         This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of BioShield Technologies, Inc. (the "Company"), a Georgia corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Administration of this Plan.

         The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

         A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

         All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       Designation of Participants.

         The persons eligible for participation in this Plan as recipients of NSOs shall include all full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.       Stock Reserved for this Plan.

         Subject to adjustment as provided in Paragraph 9 below, a total of 7,000,000 shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.       Option Price.

         The purchase price of each share of Stock placed under NSO shall not be less than ten percent (10%) of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.       Exercise Period.

         (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

                  (i) Upon termination of the optioned's employment with the Company for cause;

                  (ii) At the expiration of twelve (12) months from the date of termination of the optioned's employment with the Company for any reason other than death, without cause; provided, that if the optioned dies within such twelve-month period, subclause (iii) below shall apply; or

                  (iii) At the expiration of fifteen (15) months after the date of death of the optioned.

         (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optioned's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.       Exercise of Options.

         (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

         (b) NSOs may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optioned could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optioned, the optioned's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.       Assignability.

         No NSO shall be assignable or otherwise transferable (by the optioned or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33- 7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.       Reorganizations and Recapitalizations of the Company.

         (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

         (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optioned or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.      Purchase for Investment.

         Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.       Effective Date and Expiration of this Plan.

         This Plan shall be effective as of December , 2001 (the date of its adoption by the stockholders) and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on December , 2011 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.      Amendments or Termination.

         The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and the Board may further amend or alter this Plan in order to increase the total number of shares reserved for the purposes of this Plan except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would:

         (a) Decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

         (b)      Extend the NSO period provided for in Paragraph 6; or

         (c) Materially increase the benefits accruing to participants under this Plan; or

         (d) Materially modify the requirements as to eligibility for participation in this Plan; or

         (e) Extend the expiration date of this Plan as set forth in Paragraph 11.

13.      Government Regulations.

         This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      Liability.

         No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.      Miscellaneous.

         (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

         (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.      Options in Substitution for Other Options.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.      Withholding Taxes.

         Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optioned concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optioned may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. Transferability in Accordance With Form S-8 as Amended and Effective April 7, 1999.

         Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled "Registration of Securities on Form S-8" as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercise by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planing purposes - all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

19.      No Stockholder Approval Required for Establishment of Plan

         Notwithstanding anything to the contrary contained in this Plan it is the intention of the Company that the Plan comply, in all respects, with what is referred to as a "Broadly Based Plan" in Nasdaq Marketplace Rule 4350(i)(1)(A) and such other sections in the Nasdaq Marketplace Rules as may be applicable to "Broadly Based Plans". In that respect it is understood and agreed as follows:

1. No stockholder approval will be sought for establishment of the Plan or any amendments thereto and approval of the majority of the Company's Board of Directors shall suffice.

2. Less than fifty percent (50%) of all options issued under the Plan shall be issued to officers and directors of the Company; "officers" and "directors" being defined herein in the same manner as defined in
         Section 16 of the Securities Exchange Act of 1934 and

3.       "Broadly Based" as defined herein shall mean that at the end of three
         (3) years from the date of the Plan as amended at least fifty one percent (51%) of all options granted thereunder shall have been granted to "rank and file", i.e., persons who are not officers and directors as defined in "2" above, personnel of the Company and that at the anniversary date of each succeeding year no less than 51% of all options granted shall have been granted to the aforesaid "rank and file".



                                                 BioShield Technologies, Inc.



                                             By: Timothy C. Moses, President and
                                                 Chief Executive Officer

ATTEST:



By: Angela B. Howell, Secretary

(SEAL)

                         CERTIFICATION OF PLAN ADOPTION


         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 2001 Non-Statutory Stock Option Plan was duly approved by the requisite majority of the Company's Board of Directors as of December , 2001.



                                                    ____________________________
                                                    Angela B. Howell, Secretary


(SEAL)

                                OPTION AGREEMENT



The undersigned hereby grants (pursuant ----------------------- to the BioShield Technologies, Inc. 2002 Non-Statutory Stock Option Plan dated December , 2001 an option to purchase shares of -------- BioShield Technologies, Inc. (the "Corporation").

Option Period. This option shall be for a period of ten years from the date of this Option Agreement ("Option Period").

Option Price. The option price shall be $ per share for ------ an aggregate of $ if the entire --------- ---------- shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optioned, the optioned's spouse, or both of them for a period of at least six
(6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________, 2001                      BioShield Technologies, Inc.




                                             By: Timothy C. Moses, President and
                                                         Chief Executive Officer




                                             By: Angela B Howell, Secretary

                                    Exhibit B

          Section of Certificate of Incorporation that is being amended


         The Certificate of Incorporation of the Corporation, as amended to date, was filed most recently with the Georgia Secretary of State on February 12, 1998 and the only section thereof that is proposed to be amended is Article II (a) which, assuming Proposal No. 3 is adopted, shall read as follows:

                                      "II.

         (a) The Corporation shall have authority to be exercised by the Board of Directors to issue not more than 100,000,000 shares of common voting stock ("Common Stock") and 10,000,000 shares of preferred stock ("Preferred Stock")."

                                    APPENDIX

                          BIOSHIELD TECHNOLOGIES, INC.

                             Audit Committee Charter

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

4. Provide an open avenue of communications between the internal auditors, the independent accountant, and the board of directors.

5.       Review and update the committee's charter annually.

6. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

7. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

8. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

9. Inquire of management, the directors of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

10. Consider, in consultation with the independent accountant and director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

11. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

12. Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

13. Consider and review with the independent accountant and the director of internal auditing:

         (a) The adequacy of the company's internal controls including computerized information system controls and security.

         (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

14. Review with management and the independent accountant at the completion of the annual examination:

         (a) The company's annual financial statements and related footnotes.

         (b) The independent accountant's audit of the financial statements and its report thereon.

         (c) Any significant changes required in the independent accountant's audit plan.

         (d) Any serious difficulties or disputes with management encountered during the course of the audit.

         (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

15. Consider and review with management and the directors of internal auditing:

         (a) Significant findings during the year and management's responses thereto.

         (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

         (c)      Any changes required in the planned scope of their audit plan.

         (d)      The internal auditing department budget and staffing.

         (e)      The internal auditing department charter.

         (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

16. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

17. Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

18. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

19. Review with the director of internal auditing and the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

20. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

21. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

22. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

23. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

24. The audit committee shall have the power to conduct or authorize investigation into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.


25. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

26. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least two members, the majority of the members of which shall be independent directors so long as the Company continues to file reports under SEC Regulation S-B. Thereafter, once the Company no longer files under SEC Regulation S-B, the audit committee shall consist of at least three members comprised solely of independent directors who are able to fully comply with Nasdaq Marketplace Rule 4350(d)(2) - each of whom shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors upon the recommendation of the nominating committee.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.